UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 13, 2021

 TEAM, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08604	74-1765729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
13131 Dairy Ashford, Suite 600
Sugar Land, Texas 77478
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (281) 331-6154
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.30 par value	TISI	New York Stock Exchange
Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 13, 2021, Team, Inc., a Delaware corporation (the “Company”), held its 2021 Annual Meeting of Shareholders (“Annual Meeting”). As of March 31, 2021, the record date for the Annual Meeting, 30,893,447 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. The following four proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 9, 2021, were before the Annual Meeting: (1) the election of directors of the Company; (2) the ratification of the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2021; (3) the advisory vote on the compensation of the Named Executive Officers of the Company; and (4) approval of the amendment and restatement of the Team, Inc. 2018 Equity Incentive Plan.

At the Annual Meeting, the nominees for election as directors set forth in Proposal 1 were each re-elected and Proposals 2, 3 and 4 were each approved. The voting results were as follows:

Proposal #1 - Election of Three (3) Nominees as Class II Directors to Serve a Three-Year Term

Name	Votes For	Votes Withheld	Broker Non-Votes
Amerino Gatti	22,996,017	1,692,464	2,569,518
Brian K. Ferraioli	22,076,643	2,611,838	2,569,518
Michael A. Lucas	22,688,341	2,000,140	2,569,518

Proposal #2 - Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year Ending December 31, 2021

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,102,206	152,365	3,428	—

Proposal #3 - Advisory Vote on the Named Executive Officer Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,937,504	702,523	48,454	2,569,518

Proposal #4 - Approval of amendment and restatement of the Team, Inc. 2018 Equity Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,958,448	2,703,588	26,445	2,569,518

Exhibit number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM, Inc.

By:	/s/ André C. Bouchard
André C. Bouchard
Executive Vice President, Chief Legal Officer and Secretary
Dated: May 17, 2021